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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JULY 15, 2002


                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
             (Exact Name of Registrant as Specified in its Charter)


           NEW YORK                       0-24624               13-3097642
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)


         7201 WISCONSIN AVENUE
         BETHESDA, MARYLAND                                              20814
  (Address of Principal Executive Offices)                            (Zip Code)

                                 (301) 215-7777
              (Registrant's telephone number, including area code)

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Item 5.   Other Events.
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     On June 11, 2002, the Company issued a press release announcing that the
Company's board of directors had declared a ten percent (10%) stock dividend on the Company's outstanding shares of Common Stock, other than the Company's Class B Common Stock as to which no dividend was declared. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The stock dividend was paid on July 15, 2002 to shareholders of record as of the close of business on June 19, 2002. Fractional shares are payable in cash. The dividend was declared in order to increase the Company's public float to comply with the listing requirements of Nasdaq.

     As of the date hereof, giving effect to the foregoing stock dividend, the Company has issued and outstanding 733,309 (subject to fractional share rounding) shares of Common Stock (exclusive of the Class B Common Stock). The executive officers and directors of the Company as a group collectively own in the aggregate 9,023 of these shares and, based on his most recent Schedule 13G filing with the Securities and Exchange Commission, one person (the only person known to the Company to beneficially own 10% or more of the outstanding shares of Common Stock) owns 185,801 of these shares. Based on the foregoing, as of the date hereof, all other shareholders of the Company own in the aggregate 538,485 of such issued and outstanding shares of Common Stock (subject to fractional share rounding).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits:

         Exhibit
         Number         Description
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          99.1          Press Release dated June 11, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 21, 2002

                                        U.S.-China Industrial Exchange, Inc.


                                        By: /s/ Robert C. Goodwin, Jr.
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                                           Name:  Robert C. Goodwin, Jr.
                                           Title: Executive Vice President
                                                  and General Counsel


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                                  EXHIBIT INDEX
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         Exhibit
         Number         Description
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          99.1          Press Release dated June 11, 2002.